Exhibit 31.1

CERTIFICATION

I, William R. Pracht, certify that:

1.             I have reviewed this quarterly report on Form 10-QSB of East Kansas Agri-Energy, L.L.C.;

2.                                     Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3.                                     Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of East Kansas Agri-Energy, L.L.C., as of, and for, the periods presented in this quarterly report;

4.                                     East Kansas Agri-Energy, L.L.C.’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for East Kansas Agri-Energy, L.L.C., and have:

a)              Designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to East Kansas Agri-Energy, L.L.C., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b)             Designed such internal control over financial reporting, or caused such internal control over internal reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)              Evaluated the effectiveness of East Kansas Agri-Energy, L.L.C.’s disclosure controls and procedures and presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)             Disclosed in this report any changes in East Kansas Agri-Energy, L.L.C.’s internal control over financial reporting that occurred during East Kansas Agri-Energy, L.L.C.’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, East Kansas Agri-Energy, L.L.C.’s internal control over financial reporting; and

5                                        East Kansas Agri-Energy, L.L.C.’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to East Kansas Agri-Energy, L.L.C.’s auditors and the audit committee of East Kansas Agri-Energy, L.L.C.’s board of directors (or persons performing the equivalent functions):

a)                                   All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect East Kansas Agri-Energy, L.L.C.’s ability to record, process, summarize and report financial information; and

b)                                  Any fraud, whether or not material, that involves management or other employees who have a significant role in East Kansas Agri-Energy, L.L.C.’s internal controls over financial reporting.

Date:	November 14,2003	/s/ William R. Pracht
President